                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)        August 14, 2002
                                          -------------------------------------

                           RANGE RESOURCES CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                          0-9592                       34-1312571
----------------------------     ---------------------------     -----------------------
(State or other jurisdiction      (Commission File Number)            (IRS Employer
    of incorporation)                                               Identification No.)

    777 Main Street, Ft. Worth, TX.                           76102
    ----------------------------------------         -----------------------
    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code          817-870-2601
                                                  -----------------------------

         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 9. REGULATION FD DISCLOSURE.

      On August 14, 2002, the Registrant filed its Second Quarter Form 10-Q, which filing was accompanied by certifications of the President and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached as Exhibit 99.1 and Exhibit 99.2 and are hereby furnished pursuant to Item 9. The certifications were made subject to the following matters disclosed in the Form 10-Q: (i) the reaudit of the three year period ended December 31, 2001 and the possibility that adjustments for the years being reaudited could have an impact on the Registrant's reported financial statements for the three months ended June 30, 2002 and (ii) because of the possibility that adjustments for the years being reaudited could have an impact on the Registrant's reported financial statements for the three months ended June 30, 2002, KPMG has informed the Registrant that it cannot complete its review in accordance with Statement on Auditing Standards No. 71 until the reaudit is substantially complete.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RANGE RESOURCES CORPORATION


                                          By:   /s/ Eddie M. LeBlanc
                                             ----------------------------------
                                                Eddie M. LeBlanc
                                                Chief Financial Officer

Date:  August 14, 2002

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
 99.1                     Certification of President, dated August 14, 2002,
                          pursuant to 18 U.S.C. Section 1350, as adopted
                          pursuant to Section 906 of the Sarbanes-Oxley Act of
                          2002.

 99.2                     Certification of Chief Financial Officer, dated August
                          14, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
                          Act of 2002.